SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
21.	SUBSEQUENT EVENTS

Close of Private Placement

On November 9, 2015, the company issued 5,837,539 Class A Shares to IDG Capital Partners (“IDG”) and 2,599,042 Class A ordinary shares to certain management members (mainly the Chairman and CEO Vincent Mo) and their affiliates at a consideration of US$246,770 and US$200,000 convertible notes to IDG.

Investment into Sindeo, Inc. (“Sindeo”)

On October 29, the company entered into strategic investment agreements with Sindeo for the subscription of 1,672,240 preferred shares of Sindeo. The total consideration of the acquisition was US$5,000.

Sindeo is a leading lender-paid online mortgage originator based in San Francisco. Since 2014, Sindeo has been providing a fair, transparent and modern mortgage experience to home buyers and make mortgages simple. Sindeo is transforming the experience to help consumers make smart, informed decisions and get a stress-free mortgage.

Agreement to acquire a controlling interest in Chongqing Wanli New Energy Co., Ltd. (“Wanli”)

On November 13, 2015, the Company announced that it had entered into a framework agreement (the "Framework Agreement") with Wanli, a company listed on the Shanghai Stock Exchange, IDG Capital Investment Consulting Beijing Co., Ltd. ("IDG"), Xizang Ruidong Wealth & Investment Management Co. Ltd. ("Ruidong") and Mr. Xicheng Liu, the current controlling shareholder of Wanli ("Mr. Liu"), pursuant to which SouFun plans to acquire a controlling stake in Wanli's public shell, accompanied by a concurrent direct placement of Wanli shares to certain investors including IDG, Ruidong, Mr. Liu or their respective designated persons or third parties (the "Placement"). The Placement is expected to raise about US$393,000 to US$786,002. The Company plans to maintain not less than 70% of the equity stake in Wanli following the acquisition and direct share placement. The acquisition is expected to be conducted through an assets swap – Wanli plans to spin off its non-cash assets and all liabilities to a third party and the Company plans to inject certain parts of its businesses, which are projected to be valued at no more than US$2,672,410 into Wanli. The Framework Agreement also provides for a six-month exclusivity period during which the Company, Wanli and Mr. Liu cannot discuss a similar transaction with other potential investors.

Agreement to acquire Beijing headquarters facilities

On November 8, the board of directors approved the Company to purchase a headquarters establishment in Beijing, the PRC, with a total price around US$243,000. The new headquarters establishment with a total usable office space is around 70,000 square meters will provide strong support to the fast expanding headcounts and Beijing operations.

Lawsuit against Nanjing Kunlun Wohua Real Estate Development Co. Ltd (“Nanjing Kunlun”)

The Company entered into a sales agency services agreement with Nanjing Kunlun, a real estate developer, to sell its properties for commissions. Nanjing Kunlun required the Company to pay an upfront and refundable deposit totaled US$ 4,716 as demonstration of the Company's financial strength and commitment to provide high quality service. These deposits will be refunded to the Company on June 30, 2015 as stated in the contract. The Company filed a lawsuit against Nanjing Kunlun in July 2015 for the overdue repayment of commitment deposits that are not duly paid. As of October 29, 2015, a verdict has been made by the Gulou District People's Court of Nanjing and the commitment deposits with penalty and default interest shall be refunded by Nanjing Kunlun by November 8, 2015. As confirmed by the Company, the court's judgment has not been fully implemented and the parties are negotiating an out-of-court settlement.